                                  EXHIBIT 25.2


                      Form T-1 Statement of Eligibility of
                  The Bank of New York to act as trustee under the Declaration of Trust of ML Capital Trust

                                                                EXHIBIT 25.2



================================================================================


                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                            -------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)


                            -------------------------


                               ML CAPITAL TRUST I
              (Exact name of obligor as specified in its charter)


Delaware                                               Applied For
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

Two Aldwyn Center
Lancaster Avenue & Route 320
Villanova, Pennsylvania                                19085
(Address of principal executive offices)               (Zip code)

                            -----------------------

                          Series B Capital Securities
                      (Title of the indenture securities)


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
1.               GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO
                 THE TRUSTEE:

                 (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------------------------------------------------------------------
                  Name                                                 Address
--------------------------------------------------------------------------------------------------------

                 Superintendent of Banks of the State of              2 Rector Street, New York,
                 New York                                             N.Y.  10006, and Albany, N.Y. 12203

                 Federal Reserve Bank of New York                     33 Liberty Plaza, New York,
                                                                      N.Y.  10045

                 Federal Deposit Insurance Corporation                Washington, D.C.  20429

                 New York Clearing House Association                  New York, New York   10005

                 (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
                          POWERS.

                 Yes.

2.               AFFILIATIONS WITH OBLIGOR.

                 IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                 None.

16.              LIST OF EXHIBITS.

                 EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

                 1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

                 4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

                 6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

                 7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



                 Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of July, 1997.


                                             THE BANK OF NEW YORK



                                             By:     /S/THOMAS E. TABOR
                                                 ----------------------------
                                                 Name:  THOMAS E. TABOR
                                                 Title: ASSISTANT TREASURER

                                                                       EXHIBIT 7



--------------------------------------------------------------------------------

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                       of 48 Wall Street, New York, N.Y. 10286
                       And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                         Dollar Amounts
ASSETS                                                     in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
    currency and coin ................                     $ 6,024,605
  Interest-bearing balances ..........                         808,821
Securities:
  Held-to-maturity securities ........                       1,071,747
  Available-for-sale securities ......                       3,105,207
Federal funds sold in domestic offices
  of the bank: .......................                       4,250,941
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................31,962,915
  LESS: Allowance for loan and
    lease losses ..............635,084
  LESS: Allocated transfer risk
    reserve........................429
    Loans and leases, net of unearned
    income, allowance, and reserve                          31,327,402
Assets held in trading accounts ......                       1,539,612
Premises and fixed assets (including
  capitalized leases) ................                         692,317
Other real estate owned ..............                          22,123
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................                         213,512
Customers' liability to this bank on
  acceptances outstanding ............                         985,297
Intangible assets ....................                         590,973
Other assets .........................                       1,487,903
                                                           -----------
Total assets .........................                     $52,120,460
                                                           ===========

LIABILITIES
Deposits:
  In domestic offices ................                     $25,929,642
  Noninterest-bearing ......11,245,050
  Interest-bearing .........14,684,592
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...                      12,852,809
  Noninterest-bearing .........552,203
  Interest-bearing .........12,300,606
Federal funds purchased and securities
  sold under agreements to repurchase
  in domestic offices of the
  bank and of its Edge and Agreement
  subsidiaries, and in IBFs:
  Federal funds purchased ............                       1,360,877
  Securities sold under agreements
    to repurchase.....................                         226,158
Demand notes issued to the U.S.
  Treasury ...........................                         204,987
Trading liabilities ..................                       1,437,445
Other borrowed money:
  With original maturity of one year
    or less ..........................                       2,312,556
  With original maturity of more than
    one year .........................                          20,766
Bank's liability on acceptances exe-
  cuted and outstanding ..............                       1,014,717
Subordinated notes and debentures ....                       1,014,400
Other liabilities ....................                       1,721,291
                                                           -----------
Total liabilities ....................                      48,095,648
                                                           -----------

EQUITY CAPITAL
Common stock ........................                          942,284
Surplus .............................                          731,319
Undivided profits and capital
  reserves ..........................                        2,354,095
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................                            7,030
Cumulative foreign currency transla-
  tion adjustments ..................                      (     9,916)
                                                           -----------
Total equity capital ................                        4,024,812
                                                           -----------
Total liabilities and equity
  capital ...........................                      $52,120,460
                                                           ===========


                   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                         Robert E. Keilman

                   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


                   J. Carter Bacot   )
                   Thomas A. Renyi   )       Directors
                   Alan R. Griffith  )

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